UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2026 (June 26, 2026)

Alpex Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43369	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

300 Delaware Ave. Suite 210 #494
Wilmington, DE 19801

(Address of principal executive offices)

(302) 251-6637

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, one redeemable Warrant to acquire one Class A ordinary share, and one Right to acquire one-fourth of one Class A ordinary share	ALPXU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	ALPX	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ALPXW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fourth of one Class A ordinary share	ALPXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 26, 2026, Alpex Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated its initial public offering of 11,500,000 units (the “Units”), including the full exercise of the underwriter’s option to purchase an additional 1,500,000 Units to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A Ordinary Share”), one redeemable warrant (the “Warrant”), each Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-fourth of one Class A Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 187,500 units (the “Private Units”) to the Company’s sponsor, Hugreat Ltd, a British Virgin Islands company (the “Sponsor”). Each Private Unit consists of one Class A Ordinary Share, one Warrant, and one Right. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement on Form S-1 (File No. 333-294978). The Private Units were sold at $10.00 per Unit, generating gross proceeds of $1,875,000.

A total of $115,000,000, from the proceeds of the offerings of the Units and the sale of the Private Units (net of transaction expenses and working capital) were placed in the Company’s trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Equiniti Trust Company, LLC acting as trustee.

An audited balance sheet as of June 26, 2026, reflecting receipt of the proceeds upon consummation of the IPO and the sale of Private Units has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of June 26, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpex Acquisition Corporation

	By:	/s/ Xiaolin Zheng
	Name:	Xiaolin Zheng
	Title:	Chief Executive Officer

Date: July 2, 2026

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